SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report:            May 8, 1995



                           UNIGENE LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)




        0-16005                                           22-2328609
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)




                             110 Little Falls Road
                          Fairfield, New Jersey 07004
              (Address of Principal Executive Offices) (Zip Code)




                                 (201) 882-0860
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On May 8, 1995, the Company completed a $2,000,000 short-term debt financing collateralized by the Company's assets.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         10.19 Securities Purchase Agreement, Warrant Agreement, Security Agreement and Secured Promissory Note between the Company and The Microcap Fund, Inc. dated May 8, 1995. The Company hereby agrees to provide the Commission, upon request, copies of any omitted exhibits or schedules required by Item 601(b) (2) of Regulation S-K.



                                   SIGNATURES


         Pursuant to the requirements of the Securites Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      UNIGENE LABORATORIES, INC.



                                                      By /s/ Warren P. Levy
                                                         -----------------------
                                                         Warren P. Levy, Ph.D.
                                                         President

Date: May 22, 1995